

Capricor Therapeutics™

Corporate & Investor Presentation

May 2020

NASDAQ: CAPR

Forward-Looking Statements

Statements in this presentation regarding the efficacy, safety, and intended utilization of Capricor's product candidates; the initiation, conduct, size, timing and results of discovery efforts and clinical trials; the pace of enrollment of clinical trials; plans regarding regulatory filings, future research and clinical trials; regulatory developments involving products, including the ability to obtain regulatory approvals or otherwise bring products to market; plans regarding current and future collaborative activities and the ownership of commercial rights; scope, duration, validity and enforceability of intellectual property rights; future royalty streams, revenue projections; expectations with respect to the expected use of proceeds from the recently completed offerings and the anticipated effects of the offerings, and any other statements about Capricor's management team's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. More information about these and other risks that may impact Capricor's business is set forth in Capricor's Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on March 27, 2020 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 as filed with the Securities and Exchange Commission on May 15, 2020. All forward-looking statements in this press release are based on information available to Capricor as of the date hereof, and Capricor assumes no obligation to update these forward-looking statements.

CAP-1002 is an Investigational New Drug and is not approved for any indications. None of Capricor's exosome-based candidates have been approved for clinical investigation.

Corporate Summary

- Cell and exosome-based platform therapeutics company
- Two products with novel approaches to neuromuscular, infectious, inflammatory and cardiovascular diseases

Cell Therapy Cardiosphere-derived cells (CAP-1002)	**Exosomes Platform** CDC-Exosomes & Engineered Exosomes

Targeted Indications
CAP-1002 – Duchenne muscular dystrophy (DMD) and COVID-19
CDC-Exosomes – DMD, inflammatory and cardiac diseases
Engineered Exosomes – COVID-19, inflammatory and cardiac diseases

- Late-stage clinical development in DMD and rapidly progressing program in COVID-19
- Over 100 publications from multiple institutions worldwide on both platforms with extensive in-vivo and clinical data
- Efficient use of capital including non-dilutive sources
- Experienced management team

NASDAQ
CAPR

Proforma Cash (3/31/20) [1]
$26.3 million

Common shares[1]
14.3 million

Non-Dilutive Capital
$45 million

External Collaborators
US Army
US Department of Defense
Johns Hopkins University
Cedars-Sinai Medical Center

[1]As of 5/15/20 as reported in Form 10Q

Capricor's Product Pipeline

Capricor Therapeutics

Candidate	Target Indications	Development Phase: Discovery / Preclinical / Phase I / Phase II / Phase III	Status
CAP-1002 (allogeneic CDCs)	Duchenne Muscular Dystrophy		-Positive Phase II reported -Requested End-of Phase Meeting with FDA
CAP-1002 (allogeneic CDCs)	COVID-19		Expanded Access
Exosome VLP Display Vaccine 4-part antigen design	SARS-CoV-2		In Development
Exosome mRNA Vaccine Tripartite mRNA design	SARS-CoV-2		In Development
CDC-Exosomes (allogeneic CDC-XOs)	Duchenne Muscular Dystrophy		IND submitted
ASTEX-Exosomes (engineered fibroblast-derived XOs)	Evaluating		Platform
Engineered Exosomes (mRNA for gene editing)	Evaluating		Platform

Cell Therapy Exosome Platform

Capricor's exosomes technology has not yet been approved for clinical investigation.

Capricor's CAP-1002 Technology

Capricor Therapeutics

CAP-1002 is a biologic consisting of allogeneic cardiosphere-derived cells (CDCs)

- Manufactured from donated heart muscle
- Does not act by "stemness" - the cells do not engraft into host tissue
- MOA: cells secrete exosomes:
  - Contain miRNAs, non-coding RNAs and proteins
  - Internalized by target cells
  - Stimulate diverse and lasting changes in cellular behavior
  - 3 known miRNAs drive CAP-1002 potency
- **CAP-1002 has been investigated in multiple independent clinical trials and more than 150 human subjects to date**



Overview of Exosome Technology

Capricor Therapeutics

- Lipid-bilayer nanoparticles produced by most cells for inter-cellular communication
- Contain small fragment nucleic acids and proteins for cellular signaling
- Contents readily enter cytoplasm and nucleus
- Targeted to specific receptors
- May be bioengineered
- May be lyophilized



Exosome Release
Endosome
Microvesicles
Multivesicular Endosome
Release
Exosome
- Proteins (Alix)
- mRNA
- RNA
- Interleukins
Tetraspanins
CD81
CD9
CD63

The Field of Exosomes:
Increasing Market Opportunity

Capricor Therapeutics

High Growth

27.7% CAGR of the global exosome diagnostic and therapeutic market through 2019 to 2027[1]

Increased Financing Activities

Over $375M raised to date in several private companies to date[2]

Large Addressable Market

The global market for exosome diagnostic and therapeutics is expected to reach revenue of $580 million by 2027[1]

Increased Strategic Transactions

M&A activity continuing to increase in delivery, oncology and manufacturing with therapeutics underrepresented in deal flow

[1] https://www.reportlinker.com/p05775295/GLOBAL-EXOSOME-DIAGNOSTIC-AND-THERAPEUTIC-MARKET-FORECAST.html?utm_source=PRN
[2] Based on public data online sources

Capricor's Multi-Target Approach to COVID-19

Capricor Therapeutics





COVID-19 Patients

treatment using CAP-1002

FDA-granted expanded access study



Exosome Vaccine Strategy

- VLP
- Nucleic acid

CAP-1002 Targets Severe Cases of COVID-19



Stage I
(Early Infection)
Stage II
(Pulmonary Phase)
Stage III
(Hyperinflammation Phase)
IIA
IIB
Severity of Illness
Viral response phase
Host inflammatory response phase
Time course
Clinical Symptoms
Mild constitutional symptoms
Fever >99.6˚F
Dry Cough, diarrhea, headache
Shortness of Breath
Hypoxia (PaO2/FiO2≤300mmHg)
ARDS
SIRS/Shock
Cardiac Failure
Clinical Signs
Lymphopenia, increased prothrombin time, increased D-Dimer and LDH (mild)
Abnormal chest imaging
Transaminitis
Low-normal procalcitonin
Elevated inflammatory markers
(CRP, LDH, IL-6, D-dimer, ferritin)
Troponin, NT-proBNP elevation

Immunomodulatory Effects of CAP-1002

Capricor Therapeutics



CDCs: Cardiosphere-derived cells
Macrophages
Effector T-cells
Proinflammatory Cytokines
IFN-γ, TNFα, IL-1β, IL-6, IL-8, CXCL10, CCL2, CCL3, CCL5
Systemic Inflammation
Multiorgan dysfunction
1. Cardiac inflammation
2. Lung inflammation
3. Cardiomyocyte death
4. Cardiac dysfunction
5. Skeletal muscle injury
6. Tissue Fibrosis

CDCs: Mechanism of Action

1. Cardiomyogenesis
2. Cardiomyocyte survival
3. Anti-inflammatory
4. Immunomodulatory
5. Angiogenic
6. Anti-fibrotic

CDCs: Pro-inflammatory cellular targets

1. Enhanced cell debris
2. Decreased TNFα, IL-1β, CCL5 production
3. Increased levels of IL-10 by macrophages

CDCs: Efficacy (Pre-clinical and Clinical)

1. Myocardial ischemia (CADUCEUS, Phase I/II ALLSTAR, DYNAMIC Phase IIa)
2. Myocarditis
3. Muscular dystrophy (HOPE-Duchenne, HOPE-2)
4. Heart failure with preserved ejection fraction (REGRESS, Phase I)
5. Senescence
6. Non-ischemic dilated cardiomyopathy
7. Pulmonary arterial hypertension (ALPHA, Phase I)

Published https://link.springer.com/content/pdf/10.1007/s00395-020-0795-1.pdf

CAP-1002: COVID-19 Preliminary Results

Capricor Therapeutics

Six critical COVID-19 patients with ARDS*

- Treated at Cedars-Sinai Medical Center in Los Angeles, CA
- 5 males and 1 female
- Age range: 19 to 75
- 5 of 6 on mechanical ventilation prior to treatment
- Received intravenous infusions of 150 million cells of CAP-1002

Results:

- Within 1-4 days following infusion
  - 4 of 5 patients no longer required ventilator support
- 4 patients have been discharged
- 2 patients remain in ICU

Improved biomarkers:

- Ferritin, absolute lymphocyte count and CRP

No adverse events related to the administration of CAP-1002 were observed

*Published https://link.springer.com/content/pdf/10.1007/s00395-020-0795-1.pdf

CAP-1002: COVID-19 Development Plan

Capricor Therapeutics

Ongoing:

FDA approved expanded access protocol to treat up to 20 COVID-19 patients (April 29, 2020)

- Emergency use in critical patients
- Amendment to expand to randomized, double-blind placebo-controlled Phase II study to treat up to 40 patients under review
- Pursuing non-dilutive funding opportunities

Limited options available for critical COVID-19 patients in this setting

Exosome Platform for COVID-19

VLP and mRNA Exosome-based Vaccines



Exomes Target Cargo Directly to the Cell

- Exosomes serve as a natural signaling system
- CD-9, CD-81 and CD-63 are surface markers of exosomes and can serve as targeting molecules for effective delivery to cells and confirmation of exosome loading



Exosome from HIV- and HTLV-infected cell
Apoptosis
Cell Migration
Exosome from EBV-infected cell
Gene Expression
Nucleus
Cytokines & Chemokines
Inflammation
Exosome from HCV- and HHV-6-infected cell
Virus Replication
Glycolysis
DNA or RNA virion
Exosome from KSHV-infected cell

Coronavirus Structure

Unique Protein Visualization



Spike (S)
Nucleocapsid (N)
Membrane (M)
Envelope (E)
RNA viral genome

4 antigens likely to yield increased protective response



Human coronavirus spike protein
PDB ID: 5I08

- Other mRNA vaccines in development are targeting the spike "S" protein solely
- **Capricor's exosome platform vaccine addresses all 4 proteins: E,M,N,S**

Two unique vaccine approaches utilizing exosomes:
(1) VLP & (2) mRNA vaccines

Capricor's Exosome-Based Vaccine

Approach is Distinctive

Capricor Therapeutics

Exosome-based approach

- Allows for specificity in cellular targeting
- Innovative technology - yet is well characterized

Unique 4-antigen approach

- Potentially confers greater immunity by targeting all 4 antigens

Exosomes potentially superior to liposomes

- Not recognized as foreign by immune system
- Deliver payload directly to cytoplasm or nucleus
- Superior targeting permits lower doses
- Target both T and B cells – allows for immediate activity and long-term memory

Two differentiated vaccine approaches under development

- Platform permits accelerated innovation of both VLP and mRNA vaccines

(1) Exosome VLP: Display Vaccine Approach*



1. Create vectors that express the 4 SARS-CoV-2 structural proteins: **S**, **N**, **M**, & **E**
2. Transfect into 293 cells
3. Grow the cells, which **produce** SARS-CoV-2 VLPs
4. Purify the VLPs, which carry the S, N, M, and E proteins in their native, authentic, biochemical/cell biological context and conformation
5. Immunize with purified VLPs, inducing protective immunity to SARS-CoV-2
N
S
M
E

Capricor's exosome platform vaccine addresses all 4 proteins: N,S,M,E

*Makes use of highly optimized expression system developed by the Gould lab – Johns Hopkins University

(2) Exosome mRNA Vaccine



1. Select viral antigens of interest (AOIs) to elicit balanced cellular and humoral immune responses
2a. Design & synthesize trivalent mRNAs encoding secreted, cytoplasmic & endosomal AOIs
2b. Purify exosomes from producer line
3. Combine exosomes & mRNAs using loading reagents
4. Inject mRNA/exosome formulation (subQ) on d 0, 20, and 30
5. Collect blood on d 24 and d 40 and assay for (a) Ab responses and (b) B-cell & T-cell responses

Exosome-based mRNA vaccine can have the following potential benefits:

- Delivering payload directly to cytoplasm or nucleus
- Superior targeting may permit lower doses
- Exosome based mRNA vaccine will have all 4 proteins for better immune response
- Exosomes address the delivery problem by targeting cells of interest

Vaccine Development Planned Timeline

Capricor Therapeutics

SARS-CoV-2 Vaccines

- Validation of multi-protein approach (4 viral proteins (S, M, E, N)) – **underway**
- Generate exosome based VLP-based vaccine and mRNA vaccine – **underway**

IND/Clinical Validation

- Preclinical testing – **underway**
- Preclinical testing in non-human primates – **2H 2020**
- Initiate Clinical Evaluation – **1H 2021**

CAP-1002
Duchenne
Muscular
Dystrophy
Program



Lack of Dystrophin Predisposes Muscle to Damage

- Dystrophin is a structural protein located within the muscle fiber membrane
- Acts both as a cushion and a kind of glue
- Without dystrophin, muscles are unable to function properly, suffer progressive damage and eventually die
- **Much of the muscle injury that occurs in dystrophin-deficiency is attributable to secondary damage caused by inflammation**



Whole Muscle Tissue
Muscle-Fiber Membrane
Dystrophin

Mechanism of Action:
Defined in *"Stem Cell Reports"*

Capricor Therapeutics

Effect	Findings		
↓ Oxidative Stress	↑ phospho-Akt ↑ Nrf2 (cytoplasmic) ↑ Nrf2 (nuclear)	→	↑ HO-1 ↑ GCLC cat. sub. ↑ catalase ↑ SOD-2
↓ Inflammation	↓ NF-kB → ↓ phospho-IkB ↓ p65 (nuclear) ↓ MCP1	→	↓ CD68+ macrophages ↓ CD3+ T cells
↓ Fibrosis	↓ collagen I ↓ collagen III		
↑ Cellular Energy	↑ mitochondrial DNA copy number ↑ level of respiratory chain subunits	→	**RESTORED** mitochondrial ultrastructure **NORMALIZED** deficient respiratory capacity of isolated mitochondria
↑ Muscle Cell Generation	↑ Ki67⁺ cardiomyocytes ↑ Aurora B cardiomyocytes		

Stem Cell Reports ISSCR

Article

OPEN ACCESS

Exosome-Mediated Benefits of Cell Therapy in Mouse and Human Models of Duchenne Muscular Dystrophy

Mark A. Aminzadeh,[1] Russell G. Rogers,[1] Mario Fournier,[1] Rachel E. Tobin,[1] Xuan Guan,[2] Martin K. Childers,[2] Allen M. Andres,[1] David J. Taylor,[1] Ahmed Ibrahim,[1] Xiangming Ding,[1] Angelo Torrente,[1] Joshua M. Goldhaber,[1] Michael Lewis,[1] Roberta A. Gottlieb,[1] Ronald A. Victor,[1] and Eduardo Marbán[1,*]

*CDCs have been the subject of >100 peer-reviewed papers since 2007.
Aminzadeh et al. *Stem Cell Reports*. 2018.

Trajectory of CDCs in DMD (Preclinical Data)

Capricor Therapeutics



- **Hypothesis:** CDCs to treat **cardiomyopathy**
- Left ventricular ejection fraction markedly improved vs. control
  - *P<0.05 at all timepoints through 12 weeks of follow-up**


EF (%)
Baseline



- **Hypothesis:** CDCs to **improve exercise capacity**
- Exercise performance approximately doubled vs. control
  - *P<0.005 at all timepoints through 12 weeks of follow-up**


Distance (m)
1000
800
600
400
200
0
3 4 5 6 7 8 9 10 11 12
Weeks



- **Hypothesis:** CDCs to **improve skeletal muscle function**
- Twitch force, tetanic force, and fibrosis in soleus (slow-twitch) and extensor digitorum longus (fast-twitch) muscles significantly improved vs. control
  - *P<0.05; muscles isolated at three weeks post-treatment**


Absolute Force (N)
200
150
100
50
0
Stimulation Frequency (PPS)



- **Hypothesis:** CDCs to treat **diaphragm muscle**
- Fibrosis in the diaphragm markedly declined vs. control
  - *P<0.0001; muscles isolated at 3- and 12 months post-treatment*


Vehicle
CDCs

*Aminzadeh et al. *Stem Cell Reports*. 2018.

Capricor's Addressable DMD Population


0 Years
5
10
15
20
25
30
Impaired Ability to Hop, Run, Jump, Rise
Loss of Stair Climb
Loss of Stair Descend
Loss of Ambulation
Loss of Upper Limb
Ventilation
Death
CAPRICOR's Targeted Patient Population

Competitive Landscape for DMD

Options	Challenges	CAP-1002 Benefits
Exon Skipping	Exon Skipping – treats a small portion of the DMD population	Immunomodulatory
Gene therapy	Gene therapy – potential safety risks	Anti-fibrotic
NF-kB	NF-kB inhibition may not be enough	Pro-regenerative
Steroids	Steroids have adverse side-effects	Cellular Energy

We believe CAP-1002 may be used synergistically with other therapeutics aimed to treat DMD

Primary Efficacy Endpoint

Performance of the Upper Limb (PUL: v1.2) to Assess Skeletal Muscle



Shoulder Level
4 items
Lifting upper extremity weights
Shoulder height
Above shoulder height
Middle Level
9 items
Hand to mouth w/w/o weights
Hand to table
Stack light and heavy cans
Moving weights on table
Remove container lid
Lift light and heavy cans
Tearing paper
Distal Level
8 items
Tracing a path
Supination
3-point grip
Push on a light
Pick up coins
Finger pinch
Place fingers on diaphragm
Thumb (key) grip

PUL v.2.0:

- 3-point response scale - more robust and reproducible than v1.2
- Compensatory strategies allowed to achieve tasks (not allowed in v1.2)
- v2.0: better able to detect change at 12 months at all levels of ability*

*Mayhew et al, 2019; Pane et al, 2018.

Capricor's Regulatory Designations - DMD

Capricor Therapeutics

GOAL OF FDA'S RMAT DESIGNATION

To facilitate efficient development and expedite review of a drug

Similar to breakthrough therapy designation:

- RMAT provides benefits that include more frequent meetings with FDA to discuss the development plan for the product candidate
- Eligibility for rolling review and priority review

Products may also be eligible for accelerated approval

- On the basis of a surrogate or intermediate endpoint reasonably likely to predict long-term clinical benefit
- Reliance upon data obtained from a meaningful number of sites

RMAT Designation

FDA

Rare Pediatric Disease Designation

Orphan Drug Designation

HOPE-Duchenne Focused on Older DMD Patients

Capricor Therapeutics

- Phase I/II study: 25 patients, randomized and open-label
- One-time, multi-vessel, intracoronary delivery of cells
- HOPE population were all on stable corticosteroids
- Very limited options for this patient population



RESULTS

- Reduction in cardiac scar at 6 and 12 months measured by MRI
- Improvement in cardiac function (systolic wall thickening) at 6 and 12 months
- Improvements shown in PUL (mid + distal)
  - Best improvement shown within the first 3 months
- Study published in February 2019 in Journal of Neurology

https://n.neurology.org/content/92/8/e866.
Study funded with the support of CIRM
https://clinicaltrials.gov/ct2/show/NCT02485938.

HOPE-Duchenne:
Reduced Cardiac Scar and Improved PUL

Capricor Therapeutics


Scar
Baseline
6 months
12 months
CAP-1002
Usual care


Mid+distal PUL
Usual Care
CAP-1002
% Change from Baseline
p=0.1999
p=0.4886
p=0.9178
p=0.6580
Week 6
Month 3
Month 6
Month 12


Scar size
Usual Care
CAP-1002
% Change from Baseline
p=0.0911
p=0.0304
Month 6
Month 12


INFERIOR
WALL
IMPROVEMENT
% Change from Baseline
p=0.0378
p=0.0853
Month 6
Month 12

Usual Care (N = 11) CAP-1002 (N = 13)

*p-values are based on absolute change from baseline

HOPE-2
Phase II Clinical Study



HOPE-2 Clinical Trial

- **Design:** Phase II, randomized, double-blind, placebo-controlled trial in participants with DMD and reduced skeletal muscle function
- **Objective:** Evaluate safety and efficacy of CAP-1002
- **Dosing Regimen:** 150M cells delivered intravenously every 3 months
- **Sites:** 9 sites (USA)
- **Data:** ITT population - 20 subjects
- **Demographics**
  - Mean age: 14.3 years
  - All patients were on corticosteroids
  - ~ 80% of patients were non-ambulant



https://www.clinicaltrials.gov/ct2/show/study/NCT03406780.

Clinically Meaningful Changes Observed in PUL 2.0
(Shoulder + Mid + Distal)


MONTH 12/ET
Mean Change from Baseline +/- SEM
0
-1
-2
-3
-4
-5
p=0.0532
CAP-1002
PLACEBO
improvement


MONTH 12/ET
Mean Change from Baseline +/- SEM
4
2
0
-2
-4
-6
-8
CAP-1002
PLACEBO

Δ2.4 points in CAP-1002 vs. placebo at 12-months

Comparisons treated vs. placebo using mixed model repeated measures ANOVA with covariates at baseline, 3 months, 6 months, 9 months and 12 months
P-values are nominal values unadjusted for multiple testing

Clinically Meaningful Changes in Mid-Level PUL 1.2

Similar changes shown in HOPE-Duchenne


MONTH 12/ET
Mean Change from Baseline +/- SEM
0
-2
-4
-6
-8
CAP-1002
PLACEBO
improvement
p=0.0818

Δ2.8 point difference in CAP-1002 vs. placebo at 12-months


MONTH 12/ET
Mean Change from Baseline +/- SEM
5
0
-5
-10
-15
CAP-1002
PLACEBO

Comparisons treated vs. placebo using mixed model repeated measures ANOVA with covariates at baseline, 3 months, 6 months, 9 months and 12 months
P-values are nominal values unadjusted for multiple testing

Improvements in LV Ejection Fraction (%) Observed

Potential for long-term preservation of cardiac function



MONTH 12/ET
CAP-1002
PLACEBO
Mean Change from Baseline +/- SEM
1
0
-1
-2
-3
p=0.0042
improvement

Comparisons treated vs. placebo using mixed model repeated measures ANOVA with covariates at baseline, 3 months, 6 months, 9 months and 12 months
P-values are nominal values unadjusted for multiple testing

Improvements in LV End-Systolic Volume & LV End-Diastolic Volume Observed

Capricor Therapeutics



LV ES Volume, Indexed, ml/m2
MONTH 12/ET
CAP-1002
PLACEBO
Mean Change from Baseline +/- SEM
4
2
0
-2
-4
p=0.0122
improvement



LV ED Volume, Indexed, ml/m2
MONTH 12/ET
CAP-1002
PLACEBO
Mean Change from Baseline +/- SEM
5
0
-5
-10
-15
p=0.0699
improvement

Has been used as a surrogate endpoint for approval in adult heart failure

Comparisons treated vs. placebo using mixed model repeated measures ANOVA with covariates at baseline, 3 months, 6 months, 9 months and 12 months
P-values are nominal values unadjusted for multiple testing

Improvements in Creatine Kinase MB / Total Creatine Kinase (%) Observed

Enzyme associated with breakdown of cardiac muscle cells



p=0.006
CAP-1002
Placebo
% CK-MB
4
3
2
1
0
-1
-2
Month 12
Visit
improvement

Comparisons treated vs. placebo using mixed model repeated measures ANOVA with covariates at baseline, 3 months, 6 months, 9 months and 12 months
P-values are nominal values unadjusted for multiple testing

HOPE-2 Safety Results

- **A total of 69 infusions (CAP-1002 or placebo) were performed in HOPE-2**
  - Generally safe and well tolerated throughout the study
  - With the exception of hypersensitivity reactions, no safety signals were identified

Conclusions and Future Directions

Capricor Therapeutics

Conclusions:

- First placebo-controlled trial showing upper limb functional improvements in **non-ambulant DMD patients**
- Directionally consistent improvements in strength, respiratory and cardiac endpoints
- First ever study in DMD that correlates cardiac functional stabilization with reduction of a biomarker of myocardial cell damage
- Consistent results shown pre-clinically, Phase I/II and Phase II

Moving Forward:

- Requested End-of Phase 2 Meeting with FDA to discuss next steps and pathway to approval
- Engaged global CMO for scale-up of manufacturing of CAP-1002
- Expeditious initiation of open label extension

World-Class DMD Advisory Board

Capricor Therapeutics

Craig McDonald, M.D. (National PI)	University of California at Davis (USA)
Michelle Eagle, Ph.D., M.Sc., MCSP	Atom International Ltd (UK)
Richard Finkel, M.D.	Nemours Children's Hospital (USA)
Pat Furlong	Parent Project Muscular Dystrophy (USA)
Kan Hor, M.D.	Nationwide Children's Hospital (USA)
John Jefferies, M.D.	Cincinnati Children's Hospital Medical Center (USA)
Oscar Henry Mayer, M.D.	Children's Hospital of Philadelphia (USA)
Eugenio Mercuri, M.D., Ph.D.	Catholic University of the Sacred Heart (Italy)
Francesco Muntoni, M.D.	University College London (UK)
Thomas Voit, M.D.	University College London (UK)
Lee Sweeney, Ph.D.	University of Florida (USA)
Michael Taylor, M.D., Ph.D.	Cincinnati Children's Hospital Medical Center (USA)

Recent and Targeted Milestones in 2020

Capricor Therapeutics

Cell Therapy (CAP-1002) Technology

- ✓ Feb. 2019: HOPE-Duchenne (Phase I/II) study published in Journal of Neurology
- ✓ Oct. 2019: Reported positive six-month results of HOPE-2 trial at World Muscle Society International Conference
- ✓ Oct. 2019: Met with FDA to discuss DMD program
- ✓ Q2 2020: Hosted a call with Dr. Taylor on cardiac complications of DMD
- ✓ Q2 2020: Announced compassionate use program for CAP-1002 to treat COVID-19 patients
- ✓ Q2 2020: Announced positive preliminary results from compassionate use program
- ✓ Q2 2020: Announced approval of expanded access program in DMD
- ✓ Q2 2020: Announced publication of COVID-19 compassionate use case series
- ✓ Q2 2020: Announced positive HOPE-2 final 12-month results
- ❖ Q3 2020: Plan to meet with FDA to discuss CAP-1002 in DMD
- ❖ 2H 2020: Plan to announce updates on expanded access program for COVID-19
- ❖ 2H 2020: Plan to present HOPE-2 final results at medical conference
- ❖ 2020: Continue to pursue partnership opportunities for DMD program

Exosomes Platform Technology

- ✓ Q1 2020: Hosted a call with Dr. Gould from JHU on vaccine development
- ✓ Q1 2020: Announced strategic plan for exosomes expansion as potential vaccine for COVID-19
- ✓ Q2 2020: Submitted IND for DMD
- ❖ 2H 2020: Plan to announce updates on vaccine program for COVID-19
- ❖ 2H 2020: Plan to publish pre-clinical data from exosomes technology
- ❖ 2020: Continue to advance platform opportunities and pursue partnership opportunities

Senior Leadership Team



Linda Marbán, Ph.D.
Chief Executive Officer, Co-founder and Director

- Dr. Marbán has over 25 years of experience in the biotechnology industry
- Been with Capricor since 2005 and CEO since 2010.
- Previous experience includes Excigen, Inc. where she was responsible for business development and operations.
- Dr. Marbán began her career in academic science at the Cleveland Clinic Foundation working on the biophysical properties of cardiac muscle and continued to a postdoctoral fellowship at Johns Hopkins University.
- Dr. Marbán earned a Ph.D. from Case Western Reserve University in cardiac physiology.



Karen Krasney, J.D.
Executive Vice President & General Counsel

- Ms. Krasney's has over 40 years of experience in domestic and international corporate and business law, as well as litigation.
- Ms. Krasney served as legal counsel of Biosensors International Group Ltd., a multinational medical device company.
- Ms. Krasney received her Bachelor of Arts degree from the University of California, Los Angeles and her Juris Doctorate from the University of Southern California.



Tariq Warsi, Ph.D.
Vice President of Research and Development

- Dr. Warsi has over 20 years of experience in cell and molecular biology.
- Dr. Warsi held positions at Amgen® where he performed research in cell and gene therapy, immunotherapy and large protein biologics contributing to the delivery of analytical methods, process optimization, authoring INDs and leading programs from R&D through early phase clinical studies.
- Dr. Warsi earned his Bachelor of Science degree in Biological Sciences from the University of California, Riverside.
- He conducted his postdoctoral research at Harvard Medical School, where he studied the contributions of protein structure, function and degradation.



Stephen Gould, Ph.D.
Executive Consultant

- Dr. Gould is a Professor of Biological Chemistry at Johns Hopkins University and an internationally recognized exosome expert who brings an unparalleled understanding of exosome engineering to Capricor.
- Dr. Gould is co-Founder and acting President of the American Society for Exosomes and Microvesicles (ASEMV).
- Dr. Gould's team was the first to reveal the mechanistic link between exosome biogenesis and virus budding, the first to identify mechanisms of exosome engineering and the first to develop an exosome-based cancer therapeutic.
- Dr. Gould has published numerous research articles and several book chapters, received numerous public and private research grants and served on an array of NIH and other grant review panels.



AJ Bergmann, M.B.A.
Chief Financial Officer

- Mr. Bergmann has worked in the finance industry for over a decade.
- Mr. Bergmann joined Capricor in 2011 and coordinated the Company's reverse merger, uplisting to NASDAQ and financings yielding over $60 million to date.
- Mr. Bergmann graduated from Providence College and has a M.B.A. from the University of Southern California's Marshall School of Business.



Siegfried Rogy, Ph.D.
Vice President of Clinical Operations

- Dr. Rogy has over 25 years of clinical operations and development experience at companies including Baxter Bioscience, The Medicines Company and Maxim Pharmaceuticals.
- Dr. Rogy held positions at two start-up biotech companies including Novalar where he successfully directed a Phase I-III clinical program leading to the marketing authorization of OraVerse®, a local anesthesia reversal agent.
- Dr. Rogy earned his Bachelor of Science and Ph.D. in Biology from the Karl-Franzens-University, Graz, Austria.